Schedule A

Nuveen Open-End Funds

Dated as of: March 23, 2007

NWQ Multi-Cap Value Fund*

Tradewinds International Value Fund*

Rittenhouse Growth Fund*

NWQ Small-Cap Value Fund*

Tradewinds Value Opportunities Fund*

NWQ Global Value Fund*

Tradewinds Global All-Cap Fund*

Santa Barbara Growth Fund*

Santa Barbara Growth Opportunities Fund*

Symphony Large-Cap Value Fund*

Symphony All-Cap Value Fund*

Symphony Mid-Cap Core Fund*

Symphony Small-Mid Cap Core Fund*

NWQ Large-Cap Value Fund*

NWQ Small/Mid-Cap Value Fund*

Symphony Large-Cap Growth Fund*

Tradewinds Global Resources Fund*

Preferred Securities Fund

Balanced Municipal and Stock Fund*

Balanced Stock and Bond Fund*

Large-Cap Value Fund*

Santa Barbara Dividend Growth Fund*

All-American Municipal Bond Fund*

High Yield Municipal Bond Fund*

Insured Municipal Bond Fund*

Intermediate Duration Fund*

Limited Term Municipal Bond Fund*

Core Bond Fund*

High Yield Bond Fund*

Short Duration Bond Fund*

Arizona Municipal Bond Fund*

California Municipal Bond Fund*

California Insured Municipal Bond Fund*

California High Yield Municipal Bond Fund*

Colorado Municipal Bond Fund*

Connecticut Municipal Bond Fund*

Florida Municipal Bond Fund*

Georgia Municipal Bond Fund*

Kansas Municipal Bond Fund*

Kentucky Municipal Bond Fund*

Louisiana Municipal Bond Fund*

Maryland Municipal Bond Fund*

Managed Account Pooled Shares Municipal Total Return Fund*

Massachusetts Municipal Bond Fund*

Massachusetts Insured Municipal Bond Fund*

Michigan Municipal Bond Fund*

Missouri Municipal Bond Fund*

New Jersey Municipal Bond Fund*

New Mexico Municipal Bond Fund*

New York Municipal Bond Fund*

New York Insured Municipal Bond Fund*

North Carolina Municipal Bond Fund*

Ohio Municipal Bond Fund*

Pennsylvania Municipal Bond Fund*

Tennessee Municipal Bond Fund*

Virginia Municipal Bond Fund*

Wisconsin Municipal Bond Fund*

333 Advisors Yield Curve Arbitrage Fund

*	Massachusetts Business Trust

FUND		STATE STREET BANK AND TRUST COMPANY

By:	/s/ Tina M. Lazar	By:	/s/ Joseph L. Hooley
As an Authorized Office on behalf of			Joseph L. Hooley
each of the Funds indicated on Schedule A			Vice Chairman